UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 28, 2006

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SFBC International, Inc.

(Exact Name of Registrant as Specified in Charter)

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Delaware	001-16119	59-2407464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Carnegie Center, Princeton, NJ 08540

(Address of Principal Executive Offices) (Zip Code)

(609) 951-6800

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01

Entry Into a Material Definitive Agreement.

In connection with the appointment, as described below, of Mr. Marc LeBel to serve as Executive Vice President of Laboratories of SFBC International, Inc. (“SFBC”) effective as of April 28, 2006, the Compensation Committee determined that Mr. LeBel shall receive an annual compensation in the amount of $467,995 CDN (or $422,459 using an exchange rate of 1 CAD/.9027 USD as of May 3, 2006) as well as 10,000 restricted stock units. No other terms of Mr. LeBel’s employment agreement were amended.

As described below, Ms. Johanne Boucher-Champagne was appointed to serve as SFBC’s Vice President of Early Clinical Development in addition to her duties as Chief Operating Officer of SFBC Anapharm. In connection with her employment as Chief Operating Officer of SFBC Anapharm, in March 2002, she entered into an Employment Agreement with SFBC Anapharm. Pursuant to the Employment Agreement, she is entitled to receive (i) a base salary in the amount of $299,890 CDN (or $270,711 using an exchange rate of 1 CAD/.9027 USD as of May 3, 2006); (ii) 20,000 stock options which were fully vested as of March 2005 and will expire in March 2010; (iii) an annual bonus in the amount of 30%-35% of her base salary; and (iv) 12 months of severance in connection with a termination of employment upon certain events. Ms. Boucher-Champagne has not received additional consideration in connection with her appointment to this newest position. Ms. Boucher-Champagne’s employment agreement is attached hereto as Exhibit 10.1 to this Form 8-K.

ITEM 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The board of directors of SFBC appointed Mr. Marc LeBel to serve as SFBC’s Executive Vice President of Laboratories effective as of April 28, 2006. Mr. LeBel previously served as Senior Vice President of SFBC.

The board of directors of SFBC also appointed Ms. Johanne Boucher-Champagne to serve as Executive Vice President of Early Clinical Development of SFBC effective as of April 28, 2006. Ms. Boucher-Champagne continues to serve as Chief Operating Officer of SFBC Anapharm.

Information concerning the background, including employment history of Mr. LeBel and Ms. Boucher-Champagne and Mr. LeBel’s employment agreement with SFBC are contained in SFBC’s amended and restated annual report of Form 10-K/A which was filed on May 1, 2006.

ITEM 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement by and between SFBC Anapharm, Inc. and Johanne Boucher-Champagne dated March 18, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SFBC INTERNATIONAL, INC.

By:	/s/ JEFFREY P. MCMULLEN
Name:	Jeffrey P. McMullen
Title:	President and Chief Executive Officer

Dated: May 4, 2006